UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 17, 2017

Zayo Group Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36690	26-1398293
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1805 29th Street, Suite 2050, Boulder, CO 80301

(Address of Principal Executive Offices)

(303) 381-4683

(Registrant's Telephone Number, Including Area Code)

Zayo Group, LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-169979	26-2012549
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1805 29th Street, Suite 2050, Boulder, CO 80301

(Address of Principal Executive Offices)

(303) 381-4683

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On March 17, 2017, Zayo Group, LLC (“Zayo”), the primary operating subsidiary of Zayo Group Holdings, Inc. (“the Company”) hosted a conference call to discuss the integration of the previously announced merger with Electric Lightwave Parent, Inc. (the “Merger”).  On the call the Company also provided financial guidance for the quarter ending December 31, 2017 and provided additional details on a previously announced change in the Company’s reportable segments.  The Company has made available on the investor relations section of its website an investor presentation for reference during and after the call.  A copy of the investor presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits
(a)	Exhibits
Exhibit No.	Description
99.1	Investor Presentation dated March 17, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/
Zayo Group, Holdings, Inc.

	By:	/s/ Ken desGarennes
	Name:	Ken desGarennes
	Title:	Chief Financial Officer

DATED:  March 17, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/
Zayo Group, LLC

	By:	/s/ Ken desGarennes
	Name:	Ken desGarennes
	Title:	Chief Financial Officer

DATED:  March 17, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor presentation dated March 17, 2017